December 31, 2011


Volumetric Fund, Inc.
A No-Load Mutual Fund                                 2011

Annual Report







                   Volumetric Fund, Inc.
                         <LOGO>












To Our Shareholders:

	After an extremely volatile year, Volumetric Fund's net asset value (NAV) appreciated 0.5% in 2011. This included a 7.8% advance in the fourth quarter. The Fund closed out the year at $17.48, up from its opening NAV of $17.39 at the beginning of the year. The market, as measured by the Standard & Poor's 500 Index, was unchanged during the same period.

       The Volumetric Index which indicates the value of a $10,000 hypothetical investment in Volumetric on January 1, 1979, stood at $191,523 on December 31, 2011. Our compounded annual return, during our past 33 years of history, has been 9.4%, as compared to that of 8.1% during the same period for the S&P 500 Index.

       As indicated below, since our proprietary 'Volume and Range' portfolio management system was introduced just over eleven years ago, on September 1, 2000, we have substantially outperformed all the major market indices.

                        Year 2011    Fourth Quarter  Change since 9/1/2000*

Volumetric Fund             + 0.5%        +  7.8%	   +42.6%
Standard & Poor's 500 Index + 0.0	  + 11.1	   -17.3
NYSE Composite Index        - 6.1	  + 10.1	   + 4.5
Dow-Jones Industrials       + 5.5	  + 11.9	   + 8.7
NASDAQ Composite Index      - 1.8 	  +  7.9	   -38.5

     *Introduction of 'Volume and Range' system.


FOURTH QUARTER PORTFOLIO CHANGES

       As indicated above, the Fund's NAV advanced 7.8% during the fourth quarter. We have reduced our cash position from 34.2%, as of September 30th, to 22.5% at year end. As of December 31, 2011, the Fund had 68 equities in its portfolio with 53 gainers and 15 losers. Our average stock had an unrealized gain of 19.4%. Our biggest gainer was Hansen Natural with a 149% gain at year end. (Hansen was renamed to Monster Beverage Corp. in January.) Our worst performing stock was Radio Shack with a 27% loss. Our top ten stocks are shown in the 'Top Stocks and Industry Holdings' section.

   The following 21 securities were added to the Fund's portfolio during the fourth quarter: Adobe Systems, Aeropostale, Albany International, Avery Dennison, Boeing, Borg-Warner, Dover, Greenbrier, JC Penney, McDermott International, Owens Corning, Paychex, Pep Boys-Manny, Moe & Jack, PF Chang's China Bistro, Praxair, Sensient Techologies, SPDR XL Financial ETF, Telephone & Data Systems, Texas Instruments, Vishay Intertechnology and WalMart Stores.

	On the sell side, utilizing the guidelines of our 'Volume and Range' system, we sold the following 12 stocks from our September 30th portfolio: Baxter International, Brink's, Chevron, Fidelity National Financial, Goodrich, Hain Celestial, JB Hunt, Newell Rubbermaid, Seagate Technology, Sealed Air, Starwood Hotels & Resorts and Travelers. Among these, takeover stock Goodrich was the best percentage gainer with a 46% net realized gain.



TOP STOCKS AND INDUSTRY HOLDINGS (Unaudited)

          As of December 31, 2011, our ten largest common stock holdings, excluding index based equities, and our 10 largest industry holdings are listed below. See 'Statement of Net Assets' on page 4 for details.

		               % of Fund's    Unrealized Gain
		               Net Assets           %

Hansen Natural	                   2.17%	  149.0%
Greenbrier Companies	           1.61	           58.9
Stanley Black & Decker	           1.52           102.8
Altera	                           1.45	           55.4
MasTec Inc.	                   1.45	           64.1
Gentex	                           1.39	           60.7
Old Dominion Freight Line	   1.39	           42.0
Constellation Energy	           1.36	           27.1
Meredith	                   1.33	           31.4
Helmerich & Payne	           1.32	           35.2

            Total:               14.99%




          10 Largest Industry Holdings
           % of the Fund's Net Assets

Chemicals	          6.1%
Machinery	          5.6
Retail	                  5.3
Foods/Beverage	          5.2
Indexes                   4.6
Electrical/Semiconductor  4.5
Drugs	                  4.4
Transportation/Shipping	  4.2
Business Services	  3.7
Misc./Diversified	  3.6

    Total:               47.2%


OTHER NEWS

       As indicated in our January 5, 2012, memo to shareholders, Volumetric Fund did not declare any dividend or capital gain distributions for 2011, and consequently the Fund's net asset value was not reduced by a distribution at the beginning of January 2012.

       As mentioned in our second quarter report, at the Fund's annual meeting on June 9, 2011, shareholders re-elected all the nominated directors. Furthermore, they approved BBD, LLP, as the Fund's independent registered public accounting firm for calendar year 2011.

       The Board of Directors at their December 8, 2011, meeting approved the renewal of the Investment Advisory contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund's portfolio; 2) the Fund's performance indicates that it has outperformed significantly the Standard & Poor's 500 Index and other appropriate indexes in 8 out of the past 11 years;
3) the Fund's expense ratio is in line with other no-load mutual fund's of similar size. Furthermore, if the Fund's assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.

       As we announced earlier, our distinguished board member Raymond
T. Mundy died unexpectedly, due to an unfortunate accident in October. We will miss him and send our deepest sympathy to his wife and family.


UPDATE AND OUTLOOK

       The year of 2012 has started out very well for Volumetric and the stock market. The Fund's NAV advanced 6.0% from its opening price of $17.48 to $18.53, as of February 3. During this period, we have reduced our cash position from 24% to 15%. The stock market, as measured by the S&P 500 index, appreciated 6.9% in the same period.

       Barring problems due to the European debt crisis, the current outlook for the market remains highly favorable. One reason is that in January the 200-day moving averages of the NYSE Index and S&P 500 Index turned bullish, as they broke above their moving average lines. Another positive sign is that the Fed has indicated that they expect to keep interest rates extremely low, near zero, at least until 2014. Finally, the excellent market performance at the beginning of the year, especially in January, is a highly reliable predictor for the year ahead

        We thank you for your trust and confidence. Please call us. If you have any questions,

February 4, 2012			Sincerely,

/s/Gabriel J. Gibs	                       /s/ Irene J. Zawitkowski


Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President





THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A LINE GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE STANDARD AND POORS 500 INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
 Versus the Standard and Poor's 500 Index and New York Stock Exchange
                     Composite Index*
           (From January 1, 1979 to December 31, 2011)

YEAR         VOLUMETRIC      S&P 500 INDEX

1978           10,000          $10,000
1979          $11,630          $11,231
1980          $15,991          $14,125
1981          $18,712          $12,751
1982          $21,876          $14,633
1983          $26,321          $17,161
1984          $27,696          $17,401
1985          $36,524          $21,983
1986          $39,225          $25,197
1987          $38,637          $25,708
1988          $46,349          $28,896
1989          $53,743          $36,770
1990          $50,963          $34,359
1991          $68,902          $43,397
1992          $76,331          $45,335
1993          $77,839          $48,533
1994          $76,104          $47,786
1995          $89,336          $64,086
1996         $103,189          $77,072
1997         $121,987         $100,971
1998         $134,918         $127,898
1999         $141,866         $152,872
2000         $139,355         $137,372
2001         $133,167         $119,486
2002         $116,682          $91,543
2003         $152,246         $115,692
2004         $172,799         $126,097
2005         $176,228         $129,881
2006         $187,400         $147,570
2007         $193,237         $152,735
2008         $135,347         $ 93,981
2009         $164,687         $116,023
2010         $190,622         $130,874
2011         $191,523         $130,850


       Average Annual Total Returns Of Fund(as of 12/31/11)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     + 0.52%    + 0.44%    + 3.70%     + 9.36%
S&P 500 Comp Index  - 0.02%    - 2.37%    + 0.91%     + 8.10%


*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index is unmanaged index of common stocks.










                VOLUMETRIC FUND, INC.
              STATEMENT OF NET ASSETS
                 December 31, 2011

Equities:  77.5%
SHARES     COMPANY                                  VALUE
           Aerospace/Defense: 2.2%
 2,800     Boeing Co.                              $205,380
 3,300     United Technologies Corp.                241,197
                                                  ---------
                                                    446,577
                                                  ---------
          Air Transport: 1.0%
23,000    Southwest Airlines Co.                    196,880
                                                  ---------
          Apparel: 1.0%
19,000    The Jones Group                           200,450
                                                  ---------
          Auto/Auto Parts: 3.3%
 3,000    Borg-Warner Inc.*                         191,220
 9,600    Gentex Corp.                              284,064
18,100    Pep Boys-Manny Moe & Jack                 199,100
                                                  ---------
                                                    674,384
                                                  ---------
          Business Services: 3.7%
 8,500    Iron Mountain Inc.                        261,800
 8,289    Meredith Corp.                            270,636
 7,200    Paychex Inc.                              216,792
                                                  ---------
                                                    749,228
                                                  ---------
           Chemicals: 6.1%
 2,700    Air Products & Chemicals, Inc.            230,013
 2,685    Cytec Industries                          119,885
 5,200    DuPont de Nemours                         238,056
 5,800    Eastman Chemical Co.                      226,548
 2,000    Praxair Inc.                              213,800
 5,600    Sensient Technologies Corp.               212,240
                                                  ---------
                                                  1,240,542
                                                  ---------
          Communications: 1.9%
 3,214    Motorola Solutions Inc.                   148,776
 9,300    Telephone & Data Systems                  240,777
                                                  ---------
                                                    389,553
                                                  ---------
          Computers/Hardware: 0.7%
 8,049    Cisco Systems Inc.                        145,526
                                                  ---------
          Computers/Software: 3.4%
 7,700    Adobe Systems Inc.*                       217,679
 4,200    Ansys, Inc.*                              240,576
 2,300    Equinix*                                  233,220
                                                  ---------
                                                    691,475
                                                  ---------
          Consumer Products: 0.9%
 4,200    Church & Dwight Co, Inc.                  192,192
                                                  ---------
          Drugs: 4.4%
 6,100    Eli Lilly & Co.                           253,516
 2,500    McKesson Corp.                            194,775
 5,098    Merck & Co.                               192,195
11,500    Pfizer Inc.                               248,860
                                                  ---------
                                                    889,346
                                                  ---------
          Electrical/Semiconductor: 4.5%
 8,000    Altera Corp.                              296,800
18,000    NVIDIA* Corp.                             249,480
 6,900    Texas Instruments Inc.                    200,859
20,000    Vishay Intertechnology* Inc.              179,800
                                                  ---------
                                                    926,939
                                                  ---------
          Foods/Beverage: 5.2%
18,000    Chiquita Brands International*            150,120
 3,400    Coca-Cola Co.                             237,898
 4,800    Hansen Natural Corp.*,**                  442,272
10,700    Tyson Foods Inc., Class A                 220,848
                                                  ---------
                                                  1,051,138
                                                  ---------
          Forest Products: 1.1%
 7,700    Avery Dennison                            220,836
                                                  ---------
          Indexes: 4.6%
 3,700    Dow-Jones Industrial Trust ETF            450,845
 2,200    SPDR S&P 500 Trust ETF                    276,100
17,000    SPDR XLFinancial  ETF                     221,000
                                                  ---------
                                                    947,945
                                                  ---------


SHARES    COMPANY                                    VALUE
          Leisure: 3.4%
 6,100    Disney, Walt                             $228,750
11,000    Electronic Arts Inc.*                     226,600
13,300    International Game Technology             228,760
                                                  ---------
                                                    684,110
                                                  ---------
          Machinery: 5.6%
 8,700    Albany International Corp. Class A        201,144
 7,000    Ball Corporation                          249,970
 3,600    Dover Corp.                               208,980
 2,200    Parker Hannifin Corp.                     167,750
 4,600    Stanley Black & Decker Inc.               310,960
                                                  ---------
                                                  1,138,804
                                                  ---------
          Materials/Metals: 2.4%
10,200    Granite Construction Inc.                 241,944
 8,483    Owens Corning*                            243,632
                                                  ---------
                                                    485,576
                                                  ---------
          Medical/Health : 1.0%
 8,400    PSS World Medical Inc.*                   203,196
          Misc./Diversified: 3.6%
 8,400    Actuant Corp, Class A                     190,596
17,000    Mastec Inc                                295,290
 7,794    Waste Connections Inc.                    258,293
                                                  ---------
                                                    744,179
                                                  ---------
          Oil/Energy: 3.2%
 3,100    Devon Energy Corp.                        192,200
 4,600    Helmerich & Payne                         268,456
17,500    McDermott International Inc.*             201,425
                                                  ---------
                                                    662,081
                                                  ---------
          Restaurants: 2.3%
 2,600    McDonald's Corp.                          260,858
 6,800    PF Chang's China Bistro Inc.              210,188
                                                  ---------
                                                    471,046
                                                  ---------
          Retail: 5.3%
16,000    Aeropostale Inc.*                         244,000
 7,000    J.C. Penney Co. Inc.                      246,050
13,000    Radio Shack Corp.                         126,230
 5,900    Ruddick Corp.                             251,576
 3,700    Wal-Mart Stores Inc.                      221,112
                                                  ---------
                                                  1,088,968
                                                  ---------
          Transportation/Shipping: 4.2%
13,500    Greenbrier Companies Inc.*                327,780
 3,400    Norfolk Southern Corp.                    247,724
 7,000    Old Dominion Freight Line*                283,710
                                                  ---------
                                                    859,214
                                                  ---------
          Utilities: 2.5%
 7,000    Constellation Energy Group                277,690
 5,600    Edison International                      231,840
                                                  ---------
                                                    509,530
                                                  ---------
TOTAL EQUITIES:
(COST: $13,376,166)                              15,809,715
                                                 ----------
CASH EQUIVALENTS & RECEIVABLES: 22.5%
   Cash                                              66,161
   JP Morgan Interest Bearing Deposit Acct.       4,500,332
   Dividends and interest receivable                 25,078
   Receivable from broker                                -
                                                  ---------
TOTAL CASH EQUIVALENTS/ RECEIVABLES               4,591,571
                                                  ---------
TOTAL ASSETS                                     20,401,286
   Less liabilities:                                     -
                                                -----------
NET ASSETS: 100.0%                              $20,401,286
                                                ===========

VOLUMETRIC SHARES OUTSTANDING                     1,167,455
                                                  ---------
NET ASSET VALUE PER SHARE                            $17.48
                                                     ======

          *  Non-income producing security
          ** Name changed to Monster Beverage


          See notes to financial statements







                        FINANCIAL HIGHLIGHTS (Audited)
                (for a share outstanding throughout each year)


Years ended December 31               2011     2010    2009     2008     2007

Net asset value, beginning of year   $17.39   $15.02  $12.34   $18.10  $19.10
Income from investment operations:
  Net investment loss                 (0.12)   (0.09)  (0.02)  (0.03)   (0.03)
  Net realized and unrealized
     gain (loss) on investments	       0.21     2.46    2.70   (5.25)    0.58
 Total from investment operations      0.09     2.37	2.68   (5.28)    0.55
Less distributions from:
   Net investment income	       0.00     0.00    0.00    0.00     0.00
   Net realized gains	               0.00     0.00    0.00   (0.48)   (1.55)
                                    -------   ------  ------  ------   ------
Total distributions	               0.00     0.00    0.00   (0.48)   (1.55)
                                    -------   ------  ------  ------   ------

Net asset value, end of year	     $17.48   $17.39  $15.02  $12.34   $18.10
                                    -------   ------  ------  ------   ------
Total return                          0.52%   15.78%  21.72% (29.94)%   3.11%
                                    -------   ------  ------  ------   ------
Ratios and Supplemental Data:
Net assets, end of year(in thousands)$20,401 $20,332 $18,112  $15,896  $24,590
Ratio of expenses to average net assets 1.94%   1.94%   1.96%    1.93%   1.95%
Ratio of net investment loss to average
      net assets                      (0.65%)  (0.53)  (0.17%)  (0.24%) (0.14%)
Portfolio turnover rate	                111%     124%    170%     217%    141%

                     See notes to financial statements




                          VOLUMETRIC FUND, INC.
                         STATEMENT OF OPERATIONS
                  For the year ended December 31, 2011

INVESTMENT INCOME
	Dividends..................................    $ 267,748
	Interest...................................        1,443
                                                      ----------
		TOTAL INVESTMENT INCOME............      269,191
EXPENSES
	Management Fee (Note 2).....................     411,486
                                                      ----------
	NET INVESTMENT LOSS.........................    (142,295)
                                                      ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
	Net realized gain on Investments............    1,880,224
	Change in unrealized appreciation on investments
		Beginning of year........  $ 4,075,641
		End of year..............    2,433,549
                                            ----------
	Decrease in unrealized appreciation.......... (1,642,092)
                                                      ----------
              NET GAIN ON INVESTMENTS...............     238,132
                                                      ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. $   95,837
                                                      ==========





                       VOLUMETRIC FUND, INC.
              STATEMENTS OF CHANGES IN NET ASSETS

                                                    For the Years Ended
			                         12/31/2011     12/31/2010
CHANGES RESULTING FROM OPERATIONS
Net investment loss............................ $ (142,295)    $ (101,334)
Net realized gain on investments...............  1,880,224      2,056,219
Increase (decrease) in unrealized appreciation..(1,642,092)       812,490
                                                -----------     ----------
	NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS...............    95,837      2,767,375
                                                -----------     ----------

DISTRIBUTIONS TO SHAREHOLDERS...................         0              0
                                                -----------     ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3).............   (26,443)      (547,214)
                                                -----------     ----------
	NET INCREASE IN NET ASSETS..............    69,394       2,220,161
NET ASSETS
	BEGINNING OF YEAR....................... 20,331,892     18,111,731
                                                -----------     ----------
	END OF YEAR.............................$20,401,286    $20,331,892
                                                ===========    ===========

                         See notes to financial statements





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Volumetric Fund, Inc. (the 'Fund') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP').

a) Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the closing price on the day of valuation. If a market quote is not available, the Fund will value the security at fair market value as determined in good faith by Volumetric Advisers, Inc., as directed by the Board of Directors.

GAAP establishes a single authoritative definition of fair values, sets out a framework for measuring fair value and requires certain disclosures about fair value measurements. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

      - Level 1 - quoted prices in active markets for identical securities
      - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
      - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily indications of the risk associated with investing in those securities.

As of December 31, 2011, all of the securities held by the Fund were valued using Level 1 inputs. See the Fund's Statement of Net Assets for a listing of securities valued using Level 1 inputs by security type and industry type, as required by GAAP.

b) Securities Transactions and Investment Income: Realized gains and losses are determined on the identified cost basis which is the same basis used for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is 'more likely than not' to be sustained assuming examination by tax authorities. Management has reviewed the Fund's tax positions taken on Federal and state income tax returns for all open tax years (2008-2010) and during the year ended December 31, 2011, and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

c) Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required. The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

At December 31, 2011, the Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains: Expiring December 31, 2017: $158,004.

Permanent book and tax differences, due to the differing book/tax treatment of net investment losses, resulted in reclassification for the year ended December 31, 2011 as follows: a decrease of capital paid in of $142,295 and a decrease in accumulated net investment loss of $142,295. These reclassifications have no impact on net assets or results of operations.

d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. There were no distributions for years ending December 31, 2010 and 2011.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are considered temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature; such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences do not require reclassification.

e) Use of Estimates: The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.


2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement with Volumetric Advisers, Inc., that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's adviser pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

3. Capital Stock Transactions

At December 31, 2011, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:
				     Year Ended		        Year Ended
		                 December 31, 2011	     December 31, 2010

	                         Shares    Amount	   Shares	Amount
 Shares sold	                 41,312	  $746,940         27,388      $434,691
 Distributions reinvested   	      0          0              0	      0
                                --------  --------        -------     ---------
                                 41,312    746,940         27,388       434,691

 Shares redeemed                (43,339)  (773,383)       (63,860)     (981,905)
                                --------  --------        -------     ---------
 Net decrease 	                 (2,027)  $(26,443)       (36,472)    $(547,214)
                                --------  --------        -------     ---------


4. Purchases and Sales of Investment Securities

For the year ended December 31, 2011, purchases and proceeds from sales of securities were $18,247,053 and $20,570,234, respectively. At December 31, 2011 the cost of investments for Federal income tax purposes was $13,392,957. Accumulated net unrealized appreciation on investments was $2,416,758 consisting of $2,647,347 gross unrealized appreciation and $ 230,589 gross unrealized depreciation.

5. Composition of Net Assets

At December 31, 2011 net assets consisted of:

Net capital paid in on shares of stock..............  $ 18,142,532
Unrealized appreciation of investments...............    2,433,549
Accumulated net realized loss on investments.........     (174,795)
                                                      ------------
              Net Assets                               $20,401,286
                                                      ------------

6. Federal Income Tax

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	           $	           0
Undistributed long-term capital gain		           0
Capital loss carryforwards		            (158,004)
Unrealized appreciation                            2,416,758
                                                 -----------
       Distributable earnings                     $2,258,754
                                                 -----------

7. Commitments and Contingencies

Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects the risk of loss to be remote.




8. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Recent Accounting Pronouncements

In May 2011, FASB issued ASU No. 2011-04 'Amendment to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs' ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards ('IFRSs'). ASU no. 2011-04 is effective for interim and annual periods beginning after December 15, 2011. Management does not expect there to be an impact on the financial statement disclosures.

10. Regulated Investment Company Modernization Act

The Regulated Investment Company Modernization Act of 2010 (the 'Modernization Act') was enacted on December 22, 2010. The Modernization Act makes changes to several of federal income and excise tax provisions impacting the Fund. In general, the provisions of the Modernization Act are effective for the Fund's fiscal year ending December 31, 2011. The Modernization Act provides several benefits, including indefinite carryover on future capital losses, simplification provisions on asset diversification and/or qualifying income tests, and several provisions aimed at preserving the character distributions made by a fiscal year regulated investment company.


PROSPECTUS, PROXY, PORTFOLIO & COST BASIS INFORMATION (Unaudited)

       This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.

       Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q. These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.

	Beginning with the 2012 tax year, based on new regulation, Volumetric will provide to our shareholders and the IRS the cost basis applicable to redemptions on form 1099-B. The new reporting requirement will apply to all shares acquired after January 1, 2012, and subsequently sold. Volumetric Fund uses the 'single category average cost' as the default method. If a shareholder would like to elect another acceptable method under the Internal Revenue Code with respect to their account, the Fund must receive that request in writing at the time of redemption.



REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Directors of Volumetric Fund, Inc.

       We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2011, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 2008 were audited by other auditors whose report dated February 6, 2009, expressed an unqualified opinion on such financial highlights.

       We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

				             /s/     BBD, LLP

Philadelphia, Pennsylvania
February 13, 2012




INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2011 (Unaudited)

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2011 ' December 31, 2011.

       The table illustrates your Fund's costs in two ways.

      Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,000 account value divided by $1,000 = 7.0), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

      Hypothetical 5% Return: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

       Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our Fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.

	            Beginning       Ending     Net Expense  Expenses Paid
                 Account Value,  Account Value,   Ratio     During Period**
	            07/01/11       12/31/11*

Actual       	       $1,000      $ 928.80      1.94%	      $  9.43
Hypothetical 5% Return $1,000     $1,015.43	 1.94%	      $  9.86

  *The actual total returns for the six-month period ended December 31, 2011, was (7.12%).

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.


GENERAL INFORMATION

INVESTMENT ADVISER and TRANSFER AGENT
Volumetric Advisers, Inc.
87 Violet Drive
Pearl River, NY 10965

CUSTODIAN
JP Morgan Chase, N.A.
270 Park Avenue
New York, NY 10017

IRA AND PENSION ACCOUNTS TRUSTEE
Principal Trust Company
P.O. Box 8963
Wilmington, DE 19899

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
Philadelphia, PA 19103





DIRECTORS (Unaudited)

       The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.



                              Interested Directors


  Director                  Occupation                                Age   Director
                                                                            Since

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio Co-    75      1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser and
                           transfer agent.

Irene J. Zawitkowski       President, Chief Operating Officer and      58      1978
Volumetric Fund,Inc.       Portfolio Co-Manager of the Fund. Co-Founder
87 Violet Drive            and officier in varous capacities since 1978.
Pearl River, NY 10965      Also, Executive Vice President of Volumetric
                           Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman, Fulcrum Securities since      73     1987
Fulcrum Securities, Inc.   2008. Vice Chairman, Northeast Securities,
80 Broad Street            Inc. from 2001 to 2008. Chairman, Global
New York NY 10004          Energy Systems since 2006. Memeber of the
                           Fund's Audit Committee.

Joseph Haeupl              Engineering consultants to the chemical       66    2004
9 Grove Place              industry, since 2002. Previously, Director
Mount Lakes NJ 07046       of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Governance & Nominating
                           Committee.

Stephen J. Samitt          Stephen Samitt, CPA, LLC, since 2008.         70   1996
87 Violet Drive            Previously, Principal, Briggs Bunting &
Pearl River, NY 10965      Dougherty, LLP, a full service public
                           accountanting firm, since 1997.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

Allan A Samuels            CEO and President of Rockland Business       73   2007
Rockland Business Assoc.   Association (RBA) since 2001. Board member
One Blue Hill Plaza        of several non-profit and business
Pearl River, NY 10965      organizations. Chairmain of the Fund's
                           Governanace and Nominating Committee.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.     65   1983
29 Shaw Roac               Previously, Vice President of Davos
Woodcliff Lake, NJ 07677   Chemical Company from 1972 until 2002.
                           Memeber of the Fund's Audit Committee

Raymond W. Sheridan        President Raymond Sheridan Financial, Inc.   61   1995
R. Sheridan Financial      insurance and financial services. Vice
19 E. Washington Ave       President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Member of the Fund's Goverance &
                           Nominating Commiettee.







Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
Transfer Agent
--------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
---------

J.P. Morgan Chase, N.A.
New York, New York

Independent Registered Public Accounting Firm
----------------------------------------------

BBD, LLP
Philadelphia, Pennsylvania

Board of Directors
------------------

William P. Behrens
Gabriel J. Gibs, Chairman
Josef Haupl
Stephen J. Samitt
Allan A. Samuels
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
---------

Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, COO, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer